UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2024

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road,
Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 30, 2024, Leggett & Platt, Incorporated issued a press release announcing its financial results for the first quarter ending March 31, 2024, related matters and its second quarter dividend. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

This information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On May 1, 2024, the Company will hold an investor conference call to discuss its first quarter results, annual earnings guidance, capital allocation priorities, market conditions and related matters.

The press release contains the Company’s (i) Net Debt/Adjusted EBITDA (trailing twelve months) ratio; (ii) Adjusted EPS; (iii) Adjusted EBIT; (iv) Adjusted EBIT Margin; (v) EBITDA; (vi) EBITDA Margin; (vii) Adjusted EBITDA; (viii) Adjusted EBITDA Margin; (ix) Adjusted EBITDA (trailing twelve months); and (x) change in Organic Sales.

The press release also contains certain Segments’ (i) Adjusted EBIT; (ii) Adjusted EBIT Margin; (iii) EBITDA; (iv) Adjusted EBITDA; (v) EBITDA Margin; (vi) Adjusted EBITDA Margin; and (vii) change in Organic Sales.

Company management believes the presentation of Net Debt/Adjusted EBITDA (trailing twelve months) provides investors a useful way to assess the time it would take the Company to pay off its debt, ignoring various factors including interest and taxes. Management uses this ratio as supplemental information to assess its ability to pay off its incurred debt. Because we may not be able to use our earnings to reduce our debt on a dollar-for-dollar basis, the presentation of Net Debt/Adjusted EBITDA (trailing twelve months) may have material limitations.

Company management believes the presentation of Company Adjusted EPS, Adjusted EBIT, Adjusted EBIT Margin, EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA (trailing twelve months), and Segment Adjusted EBIT, Adjusted EBIT Margin, EBITDA, Adjusted EBITDA, EBITDA Margin and Adjusted EBITDA Margin is useful to investors in that it aids investors’ understanding of underlying operational profitability. Management uses these non-GAAP measures as supplemental information to assess the Company’s operational performance.

Organic Sales is calculated as trade sales excluding sales attributable to acquisitions and divestitures consummated within the last twelve months. Company management believes the presentation of change in Organic Sales, is useful to investors, and is used by management, as supplemental information to analyze our underlying sales performance from period to period in our legacy businesses.

The above non-GAAP measures may not be comparable to similarly titled measures used by other companies and should not be considered a substitute for, or more meaningful than, their GAAP counterparts. For non-GAAP reconciliations, please refer to pages 7 and 8 of the press release.

Item 7.01	Regulation FD Disclosure.

The information provided in Item 2.02, including Exhibit 99.1, is incorporated herein by reference.

Item 8.01	Other Events.

The Company’s Board of Directors and our management team evaluated our capital allocation priorities and, after consideration, determined to reduce our quarterly dividend. The Board declared a second quarter dividend of $.05 per share, a decrease of $.41 per share versus the 2023 second quarter dividend. We expect to reallocate a large portion of cash spent on dividends to deleverage our balance sheet and enhance our financial position in the near term as weak demand in our residential end markets continues to pressure earnings. In the longer term, we expect to use cash to grow our business both organically and through strategic acquisitions, while also returning cash to shareholders via a combination of dividends and share buybacks.

Forward-Looking Statements

This Form 8-K contains forward-looking statements which are identified by the word “expect.” Because all forward-looking statements deal with the future, they are subject to risks, uncertainties and developments which might cause actual events or results to differ materially from those envisioned or reflected in any forward-looking statement. Moreover, we do not have, and do not undertake, any duty to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement was made. Some of the risks and uncertainties include: an adverse impact on our sales, earnings, liquidity, margins, operating cash flow, costs, and financial condition; our inability to execute on and receive benefits from the Company’s announced restructuring plan; adverse impacts from legal, regulatory, market or macroeconomic factors; our inability to collect receivables due to customer bankruptcy, financial difficulties, or insolvency; business and supply chain disruptions; adverse impacts from cybersecurity incidents; litigation risks; our inability to repatriate cash from foreign accounts; price and product competition; the use of cash for different strategic alternatives; a change in our capital needs; our inability to manage working capital; and risk factors in the Forward-Looking Statements section of our Form 10-K filed February 27, 2024.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release dated April 30, 2024

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*	Denotes furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: April 30, 2024	By:	/s/ Jennifer J. Davis
Jennifer J. Davis
Executive Vice President –
General Counsel

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